                                                                EXHIBIT 10.3.2.e
                                                                ----------------

                     DEED OF TRUST, ASSIGNMENT OF LEASES AND
                           RENTS, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

                                      From

                               TELXON CORPORATION
                             a Delaware Corporation
                                whose address is
                             3330 West Market Street
                                Akron, Ohio 44333

                                       to

                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                            a California Corporation
                                whose address is
                               1500 Dairy Ashford
                              Houston, Texas 77077,
                          as Trustee for the benefit of

                       BANK ONE , a National Association,
                                whose address is:
                               100 E. Broad Street
                                Columbus OH 43271

                              Location of Premises:

                 6333 Rothway Street, Houston, Texas 77040-5040
                   14275 NW Freeway, Houston, Texas 77040-5051





                                    Record and Return to:

                                    Bank One NA
                                    Law Department
                                    100 E. Broad Street, 18th Floor
                                    Columbus OH 43271-1058
                                    Attention:  Steven Alexsy, Esq.

                     DEED OF TRUST, ASSIGNMENT OF LEASES AND
                           RENTS, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT


                  THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this "DEED OF TRUST"), dated as of April ___, 1999, is made by TELXON CORPORATION, a Delaware corporation, having an address at 3330 West Market Street, Akron, Ohio, 44333 (the "BORROWER") to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation (the "TRUSTEE"), for the benefit of BANK ONE, NA (the "BENEFICIARY").

                                    RECITALS:
                                    ---------


1. A. The Borrower is justly indebted to the Beneficiary, pursuant to the terms and conditions of Amendment No. 1, dated as of August 6, 1996 to that certain Credit Agreement dated as of March 8, 1996 ("CREDIT AGREEMENT") by and among Borrower and the lenders thereto and the Bank of New York, as Issuer, Swing Line Lender and Agent (the "AGENT"), and the Intercreditor Agreement dated as of August 6, 1996, by and between Bank One and the Agent , as acknowledged by the Borrower (the "Intercreditor Agreement"), whereby Bank One extended to Borrower a certain Twenty Million Dollar ($20,000,000.00) revolving line of credit (the "Swing Line") which is evidenced by that certain Business Purpose Promissory Note (Swing Line) dated August 4, 1998 (as amended, replaced or otherwise modified, the "Note") and a Standby Letter of Credit No. 047769 dated April 25, 1996 in the amount of $75,608.33 ("Bank One Letter of Credit"). At the request of the Borrower, Bank One has agreed to the Waiver and Agreement, dated as of December 29, 1998, Waiver Extension and Agreement dated as of February 12, 1999, Second Waiver Extension and Amendment No. 4 dated as of March 26, 1999 (the "SECOND WAIVER AGREEMENT") and Second Further Consent and Agreement dated as of march 26, 1999("SECOND BANK ONE CONSENT");

                  B. As a condition of the Beneficiary executing and delivering the Second Bank One Consent, the Beneficiary has required that the Borrower execute this Deed of Trust to secure the obligations of the Borrower under the Note and Bank One Letter of Credit.

                  C. All of the property described under 1 through 4 below is herein collectively called the "REAL PROPERTY COLLATERAL," which together with all of the property described under 5 through 9 below (the "PERSONAL PROPERTY COLLATERAL") is herein collectively called the "MORTGAGED PROPERTY."

                  (1) The lands and premises described in EXHIBIT A (and all hereafter acquired estate, right, title and interest of the Borrower in and to any and all other lands and premises), together with all and singular the tenements, hereditaments, easements, rights

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anywise appertaining and also all estate, right, title and interest of the
Borrower in and to the same and in and to the streets, ways, sidewalks, alleys and areas now or hereafter adjacent of way and appurtenances now or hereafter thereunto belonging or now or hereafter in thereto or now or hereafter used in connection therewith (collectively, the "LAND");

                  (2) All buildings and other improvements now or hereafter erected on the Land (collectively, the "IMPROVEMENTS");

                  (3) Any and all reversions and remainders of the Land and/or the Improvements and all estate, right, title and interest now owned or hereafter acquired by the Borrower in and to any and all present and future leases, subleases, occupancy agreements and similar arrangements (and all renewals, modifications, and extensions thereof) in connection with the Land, the Improvements and/or the Personal Property (collectively, the "SPACE LEASES") and all rents, revenues, issues, income and profits payable thereunder or otherwise in connection with the Land, the Improvements and/or the Personal Property;

                  (4) All mineral, water, oil and gas rights and privileges and royalties pertaining to the Land.

                  (5) All estate, right, title and interest now owned or hereafter acquired by the Borrower in and to all fixtures, fittings, appliances, apparatus, equipment, goods, machinery, furnishings, furniture and other personal property (whether tangible or intangible) and any and all replacements thereof and additions thereto, now or hereafter affixed or attached to, placed upon or used or usable in connection with the Land and/or the Improvements (collectively, the "PERSONAL PROPERTY");

                  (6) All estate, right, title and interest now owned or hereafter acquired by the Borrower in and to all proceeds of the insurance required to be maintained under PARAGRAPH 7 and all awards heretofore or hereafter made with respect to the Land, the Improvements and/or the Personal Property as the result of the exercise of the power of eminent domain, including, without limitation, any awards for changes of the grades of streets and/or as the result of any other damage to the Land, the Improvements and/or the Personal Property for which compensation shall be given by any governmental authority (a "TAKING"), all of which are hereby assigned to the Beneficiary who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same in accordance with this Deed of Trust;

                  (7) Any and all air rights, development rights, zoning rights and other similar rights or interests which benefit or are appurtenant to the Land and/or the Improvements and any and all proceeds arising therefrom;


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                           (8) All estate, right, title and interest now owned
         or hereafter acquired by the Borrower in and to any and all present and future licenses, authorizations, consents, approvals, permits, grants and franchises (including without limitation those set forth in EXHIBIT B attached hereto) which are necessary or desirable in connection with the use, occupancy, construction, maintenance, repair, replacement, restoration, operation, management or ownership of the Land, the Improvements and/or the Personal Property (collectively, the "PERMITS"); and

                  (9) All estate, right, title and interest now owned or hereafter acquired by the Borrower in and to any and all present and future agreements, contracts, documents, guaranties, warranties, instruments, certificates and indentures (including, without limitation, those agreements, if any, set forth in EXHIBIT C attached hereto) in connection with the use, occupancy, maintenance, repair, replacement, restoration, operation, management or ownership of the Land, the Improvements and/or the Personal Property (collectively, the "OPERATING AGREEMENTS").

                                 GRANTING CLAUSE
                                 ---------------

                  NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the following (collectively, the "OBLIGATIONS"): (a) the payment of all moneys payable pursuant to or in connection with the the Note or Bank One Letter of Credit, (b) the payment of all other moneys required to be paid under the Swing Line in the current aggregate principal sum of up to TWENTY MILLION DOLLARS ($20,000,000.00) bearing interest as therein stipulated, and (c) the performance and observance of the covenants and agreements contained in the Credit Agreement, the Intercreditor Agreement, the Note and Bank One Letter of Credit, the Borrower does hereby irrevocably:

                  A. Grant, bargain, sell, assign, transfer and convey the Real Property Collateral, whether now owned or hereafter acquired, to the Trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, pursuant to this Deed of Trust and applicable law, for the benefit of the Beneficiary, subject to the rights of the Beneficiary under the assignment made in PARAGRAPH B below;

                  TO HAVE AND TO HOLD the Real Property Collateral to the Trustee and the Trustee=s successors and assigns forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of Beneficiary and its successors and assigns.

                  B. Assign and transfer to the Beneficiary all of the Rents (as hereinafter defined); and


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                  C. Pledge, assign, transfer and grant to the Beneficiary, a lien on and a security interest in, all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in, to and under the Personal Property Collateral.

                  TO HAVE AND TO HOLD unto the Beneficiary forever.

                  PROVIDED ALWAYS, that if the Borrower shall pay in full the Obligations according to the terms of this Deed of Trust, the Credit Agreement, the Intercreditor Agreement, the Note, Bank One Letter of Credit and Second Bank One Consent and abide by and comply with each and every covenant and agreement set forth in this Deed of Trust, this Credit Agreement the Intercreditor Agreement, the Note, Bank One Letter of Credit and Second Bank One Consent, then this Deed of Trust and the estate hereby granted shall cease, terminate and become void.

                  AND the Borrower hereby covenants with the Beneficiary as follows:

                  1. PAYMENT OF THE OBLIGATIONS. The Borrower shall (a) pay the Obligations according to the terms of this Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit and Second Bank One Consent and (b) abide by and comply with each and every covenant and agreement set forth in this Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit and Second Bank One Consent. The Borrower acknowledges that as of the date hereof it has no offsets, defenses or counterclaims with respect to the Obligations.

                  2. TITLE. The Borrower shall forever warrant, maintain, preserve and defend the title to the Mortgaged Property, the lien of and security interest created by this Deed of Trust and the Beneficiary's lien on and security interest in the Mortgaged Property against the claims and demands of all Persons whomsoever.

                  3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

                           (a) the Borrower is lawfully seized and possessed of
                  good and marketable title to an indefeasible fee simple estate in and to the Real Property Collateral, subject to no mortgage, lien, charge, encumbrance, lease, sublease, other matters of title or adverse item, except the Permitted Encumbrances (as hereinafter defined); no improvements on adjoining property encroach upon the Land and none of the Improvements encroach upon adjoining property or easement areas; and to the best of Borrower's knowledge there are no existing violations of any easements, covenants or restrictions encumbering the Real Property Collateral (or events which with notice or the passage of time, or both, would constitute a violation);


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                           (b) the Borrower has good title to the Mortgaged
                  Property (other than the Real Property Collateral), subject to no lien, charge, encumbrance or other matter other than the Permitted Encumbrances;

                           (c) upon the execution of this Deed of Trust, the
                  Beneficiary will have a valid and enforceable mortgage lien on and/or a valid enforceable security interest in all of the Borrower's rights, property and interests included in the Mortgaged Property, subject only to the rights of the Agent pursuant to the Intercreditor Agreement;

                           (d) the Mortgaged Property and the use, occupancy,
                  maintenance, repair, replacement, restoration, operation, management and ownership thereof comply with all Legal Requirements (as hereinafter defined) including without limitation all zoning, building code, land use and similar land regulation requirements and a validly issued permanent certificates of occupancy for the existing Improvements dated November 5, 1993 bearing certificate number 93048297 and dated May 26, 1994 bearing certificate number 93065019 have been issued and are in effect (a true and complete copy of which Borrower has or shall cause to be delivered to the Beneficiary);

                           (e) there has been no use, discharge, distribution,
                  generation, manufacture, refinement, transportation, treatment, storage, handling, disposition, transfer, production, processing, presence, release or threatened release of any Hazardous Substance (as hereinafter defined) on, over, under, from, at, in and/or about the Mortgaged Property and the Borrower has not received any notice of a violation of any Environmental Law (as hereinafter defined), except as set forth in any Phase I environmental report prepared on behalf of the Agent;

                           (f) there has been no use, occupancy, maintenance,
                  repair, replacement, restoration, operation, management or ownership of the Mortgaged Property (or any portion thereof) in violation of any Environmental Law;

                           (g) there is no (i) pending condemnation, labor
                  dispute or administrative agency investigation or litigation concerning the Improvements and (ii) no material casualty, structural defect or other adverse physical condition which materially and adversely would affect the Improvements and the business conducted in connection therewith and to the best of Borrower's knowledge, no such condemnation, labor dispute or administrative agency investigation or litigation, casualty, structural defect or other adverse physical condition is threatened or threatening;

                           (h) the Permits set forth in EXHIBIT B constitute the
                  only Permits necessary for the use, occupancy, maintenance, repair, replacement, restoration, operation, management and ownership of the Mortgaged Property; the Permits


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

                  litigations, proceedings, claims or investigations pending, contemplated or threatened with respect to any of the Permits;

                           (i) the Operating Agreements, if any, set forth in
                  EXHIBIT C constitute the only Operating Agreements (i) affecting the Mortgaged Property and (ii) necessary for the use, occupancy, maintenance, repair, replacement, restoration, operation, management and ownership of the Mortgaged Property; no event of default or event which with notice or the passage of time or both would constitute such an event of default is existing under any of the Permits or Operating Agreements;

                           (j) all roads and utilities (including, without
                  limitation, roadways, driveways, walkways, sidewalks, water, oil, gas, telephone, sewer and electricity) which are necessary or desirable for the use, occupancy, maintenance, repair, replacement, restoration, operation, management and ownership of the Mortgaged Property (and all portions thereof)
                  (i) have been connected and completed, (ii) are available for use and (iii) enter the Land directly through adjoining public streets and do not pass through private land;

                           (k) neither the Mortgaged Property nor any portion
                  thereof has been (i) taken by or transferred in lieu of condemnation, eminent domain or similar proceedings and there are no pending or threatened condemnation, eminent domain or similar proceedings with respect to the Mortgaged Property or
                  (ii) damaged or destroyed by any casualty or other event;

                           (l) except for the Space Leases set forth in EXHIBIT
                  D, the Mortgaged Property is vacant of tenants and free of Space Leases;

                           (m) the Borrower has not requested, applied for or
                  given its consent to, and has no knowledge of, any pending zoning change or variance with respect to the Mortgaged Property or any property adjoining the Land;

                           (n) the Land and the Improvements are assessed as a
                  separate tax lot and no part of the Land or the Improvements is a part of any other tax lot;

                           (o) the Borrower does not owe any monies to any
                  contractor, supplier or materialman for labor or materials performed, rendered or supplied in connection with the Mortgaged Property for which such Person could claim a lien against the Mortgaged Property;

                           (p) there are no incinerators, septic tanks,
                  underground storage tanks, PCB-containing equipment, asbestos-containing material, formaldehyde insulators or cesspools on, under, at, in and/or about the Mortgaged Property, and all waste


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

                  is discharged from the Mortgaged Property into a public sanitary sewer system in accordance with all Legal Requirements;

                           (q) the Mortgaged Property is an independent unit
                  which does not rely on any drainage, sewer, access or other facilities located on any property not included in the Mortgaged Property: (i) to fulfill any Legal Requirement, (ii) for structural support, (iii) to furnish to the Mortgaged Property any building systems or utilities or (iv) to fulfill the requirements of any agreement affecting the Mortgaged Property;

                           (r) no building or other improvement not included in
                  the Mortgaged Property relies on any part of the Mortgaged
                  Property: (i) to fulfill any Legal Requirement, (ii) for structural support or (iii) for the furnishing to such building or improvement of any building systems or utilities;

                  4. CERTAIN DEFINITIONS. The following terms shall have the meanings herein specified: "PERMITTED ENCUMBRANCES" means the Deed of Trust granted to the Agent, this Deed of Trust and those matters listed in EXHIBIT E attached hereto. "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, company, trust, unincorporated organization, entity or government (or any authority, agency or political subdivision thereof). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Credit Agreement both before and after the termination of the Credit Agreement. Terms defined herein shall apply equally in the singular and plural forms.

                  5. FURTHER ASSURANCES; PAYMENTS. (a) The Borrower shall execute, acknowledge and deliver, from time to time within 10 days after demand therefor, such further instruments as the Beneficiary may require to accomplish the purposes of this Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit or Second Bank One Consent (or any portion thereof) (collectively, the "FURTHER INSTRUMENTS"). If the Borrower shall fail to execute, acknowledge or deliver any Further Instrument, the Beneficiary shall be and is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower (which power is coupled with an interest) to execute, acknowledge and deliver such Further Instrument.

                  (b) The Borrower immediately upon the execution, acknowledgment and delivery of this Deed of Trust, and thereafter from time to time within 10 days after demand therefor, shall cause this Deed of Trust and each Further Instrument to be filed, registered and/or recorded, and refiled, reregistered and/or re-recorded in such manner and in such places as may be required by any present or future Legal Requirement in order to (i) publish notice of and/or (ii) perfect the lien and estate of this Deed of Trust in and to the Mortgaged Property. The Borrower shall pay to the Beneficiary all costs and expenses (including, without limitation, filing, registration and recording taxes, fees, charges, duties, stamps and imposts) related to such filing, registration and/or recording.


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                  (c) The Borrower shall pay: (i) all filing, registration and recording taxes, fees and charges, all refiling, reregistration and rerecording taxes, fees and charges and all other costs and expenses in connection with: (1) the execution, delivery, acknowledgment and/or recordation of this Deed of Trust, any of the other Loan Documents and each Further Instrument and/or (2) the transactions contemplated hereby (including, without limitation, title insurance premiums, title examination charges and legal, consulting, engineering, appraisal, survey and inspection fees, expenses and disbursements) and (ii) all federal, state, county and municipal stamps, taxes, duties, imposts, assessments and charges in connection with the execution, delivery, acknowledgment and/or recordation of this Deed of Trust, any of the other Loan Documents and each Further Instrument.

                  6. CREATION OF OTHER LIENS. The Borrower shall not create or suffer to be created any pledges, mortgages, liens, charges, encumbrances, condominium documentation or other matters of title upon the Mortgaged Property prior to, on a parity with or subordinate to the lien of this Deed of Trust, provided, that the Borrower has entered into a deed of trust with the Agent and the Liens granted to the Agent are superior to the Liens grated to the Beneficiary hereunder.

                  7. INSURANCE. (a) The Borrower shall cause the Improvements and the Personal Property to be kept insured for the benefit of the Beneficiary
(i) against loss or damage under an "all risk" type of casualty insurance policy (including, without limitation, loss or damage by fire, lightning, windstorm, hail, explosion, aircraft, vehicles, vandalism and malicious mischief and smoke), (ii) (if the Land or any portion thereof is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or otherwise) against flood risks,
(iii) (as, when and to the extent required by the Beneficiary and within 10 days after request therefor by the Beneficiary ) against any other risk insured against from time to time under good insurance practices by Persons operating and/or owning like properties in the locality of the Land, and (iv) against such other risks as may be included in the broad form of extended coverage insurance from time to time available. All such insurance shall be in an amount satisfactory to the Beneficiary, and in any event not less than 100% of Full Replacement Cost (as hereinafter defined). "FULL REPLACEMENT COST" means the actual replacement cost of the Improvements and the Personal Property (excluding foundations, footings and excavation costs) without deduction for physical depreciation. Full Replacement Cost shall be determined at the request of the Beneficiary (but not more frequently than once in any twelve month period). Such determination shall be made by an architect, appraiser, appraisal company or one of the insurers selected by the Beneficiary and the cost thereof shall be promptly paid by the Borrower. Each insurance policy in effect pursuant to this PARAGRAPH 7(a) shall contain a "replacement cost endorsement", and losses thereunder shall be payable to the Beneficiary pursuant to a standard mortgagee endorsement, without contribution, substantially equivalent to the standard mortgagee endorsement (a "MORTGAGEE ENDORSEMENT") in the state where the Land is located. The Borrower shall promptly notify the Beneficiary of any loss in connection with the Improvements and/or the Personal Property. The Beneficiary shall have the right to join the Borrower in adjusting any loss covered by any insurance policy in effect



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

pursuant to this PARAGRAPH 7(a) if such loss is in excess of $10,000. The Borrower shall not take out separate insurance (and shall not permit the same to be taken out) in connection with the Improvements and/or the Personal Property concurrent in form or contributing in the event of loss with that required by this Deed of Trust unless losses thereunder shall be payable to the Mortgagee pursuant to a Mortgagee Endorsement.

                  (b) The Borrower shall maintain insurance against claims for bodily injury and property damage occurring on, in and/or about the Land, the Improvements and the adjoining streets under a policy of commercial general liability insurance, with such limits as may be reasonably required by the Beneficiary from time to time, and in any event not less than $3,000,000 per occurrence for bodily injury and property damage combined. Each insurance policy in effect pursuant to this PARAGRAPH 7(b) shall name the Beneficiary (and other Persons designated by the Beneficiary) as an additional insured.

                  (c) If there exist any boilers at the Land and/or at the Improvements, the Borrower shall maintain boiler insurance, with such limits as may be required by the Beneficiary from time to time. Each insurance policy in effect pursuant to this PARAGRAPH 7(c) shall contain a "replacement cost endorsement", and losses thereunder shall be payable to the Beneficiary. The Beneficiary shall have the right to join the Borrower in adjusting any loss covered by such insurance policy if such loss in excess of $7,500.

                  (d) The Borrower shall maintain workmen's compensation insurance, with such limits as may be required by the Legal Requirements from time to time.

                  (e) Upon the execution and delivery of this Deed of Trust and thereafter not less than 30 days prior to the expiration date of each insurance policy then in effect pursuant to PARAGRAPH 7 (a), (b), (c) or (d), the Borrower shall deliver to the Beneficiary an original of such insurance policy (or a certificate thereof, such certificate shall be in form and substance acceptable to the Beneficiary and shall be duly executed by the insurance company issuing the relevant insurance policy) or a renewal insurance policy (or a certificate thereof, such certificate shall be in form and substance acceptable to the Beneficiary and shall be duly executed by the insurance company issuing the relevant insurance policy), as the case may be, bearing a notation evidencing payment of the premium therefor and accompanied by other proof of payment satisfactory to the Beneficiary. Each such insurance policy shall (i) be written by a company or companies having an A.M. Best rating of A or better in a financial category of VII or better and be otherwise satisfactory to the Beneficiary in form and substance and (ii) not be terminated, cancelled, surrendered, modified, amended or supplemented without at least 30 days' prior written notice thereof to the Beneficiary.

                  (f) Subject to the terms of the Intercreditor Agreement, the Beneficiary shall retain and apply any net insurance proceeds received by it for loss or damage under any insurance policy in effect pursuant to PARAGRAPH 7(a) or 7(c) at the option of the Beneficiary, to the prepayment of the Obligations (notwithstanding the fact that the same may not then be due and payable) or to the reimbursement of the Borrower for the costs paid by the Borrower in



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connection with the repair, replacement or restoration of the Improvements and the Personal Property, except that net insurance proceeds of less than $25,000 shall be applied by the Beneficiary to repair, replacement and/or restoration. The Borrower hereby (i) grants, bargains, sells, conveys, warrants, assigns, transfers, pledges, sets over and confirms unto the Beneficiary and (ii) grants the Beneficiary a security interest in, such net insurance proceeds. Such net insurance proceeds shall be (1) collateral security for the Obligations and (2) subject to disbursement solely by the Beneficiary pursuant to this Deed of Trust and the Intecreditor Agreement.

                  (g) If, pursuant to PARAGRAPH 7(f), the Beneficiary shall elect to apply any net insurance proceeds received by it to the reimbursement of the Borrower for the costs paid by the Borrower in connection with the repair, replacement and restoration of the Improvements and the Personal Property, such net insurance proceeds shall be retained by the Beneficiary and shall be disbursed by the Beneficiary from time to time as such repair, replacement and restoration progresses. Each such disbursement shall be made upon request by the Borrower and upon compliance by the Borrower with any conditions the Beneficiary shall reasonably require.

                  8. IMPOSITIONS. The Borrower shall (i) pay, before any fine, penalty, interest or cost for non-payment attaches thereto, all taxes, assessments, water and sewer rates and all other governmental charges and/or levies now or hereafter assessed and/or levied against the Mortgaged Property (or any portion thereof) or upon the lien or estate of this Deed of Trust therein (collectively, the "IMPOSITIONS"), as well as all claims for labor, materials and/or, supplies which, if unpaid, might by law become a lien thereon and (ii) within 10 days after request therefor by the Beneficiary, exhibit evidence reasonably satisfactory to the Beneficiary showing payment of the Impositions. The Borrower shall not be entitled to any credit against interest or any other amount payable in connection with this Deed of Trust by virtue of the payment by the Borrower of the Impositions.

                  9. CONDITION OF THE MORTGAGED PROPERTY. The Borrower shall (a) not permit the Mortgaged Property (or any portion thereof) to be removed, demolished or altered, (b) maintain the Mortgaged Property in good repair, working order and condition, (c), notwithstanding anything to the contrary contained herein, repair, replace and restore the Improvements and the Personal Property now or hereafter damaged or destroyed by any casualty or other event (whether or not insured against and insurable) or affected by any Taking so that, when repaired, replaced and restored, the same shall be (i) at least equal in quality, usefulness and value as the Improvements and the Personal Property which existed immediately prior to such casualty, event or Taking, as the case may be and (ii) of the same type and character as the type and character of the Improvements and the Personal Property existing on the date of this Deed of Trust and (d) perform any and all construction, equipping, alteration, repair, replacement and/or restoration in a good and workmanlike manner, free and clear of all mortgages, liens, charges, encumbrances and other matters of title (except for, in the case of the Improvements, the Permitted Encumbrances).


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                  10. COMPLIANCE WITH LEGAL REQUIREMENTS; HAZARDOUS SUBSTANCES.
(a) The Borrower shall comply with (i) all present and future statutes, laws, ordinances, codes, orders, writs, injunctions, decrees, rules, regulations, judgments, restrictions, licenses, authorizations, consents, approvals, permits, grants and franchises of all foreign, federal, state, county and municipal governments and the authorities, agencies, departments, commissions, boards, courts and officers thereof (including, without limitation, all Environmental
Laws), (ii) the present and future requirements of the Board of Fire Underwriters (or any other organization exercising similar functions), (iii) all requirements of the insurance policies required to be maintained pursuant to this Deed of Trust and (iv) all present and future covenants, conditions and restrictions (including, without limitation, the Permitted Encumbrances) (collectively, the "LEGAL REQUIREMENTS"). The Borrower shall indemnify, defend and hold harmless the Beneficiary (and the affiliates, employees, agents, contractors, officers and directors of the Beneficiary) from and against any and all loss, cost, liability, expense, claim, suit, demand and judgment (including, without limitation, attorneys' fees and disbursements) (1) in any way related to any violation of and/or failure to comply with any Legal Requirement (including, without limitation, CERCLA [as hereinafter defined], RCRA [as hereinafter defined] and any other Environmental Law), (2) imposed upon the Borrower and/or the Beneficiary by any Legal Requirement (including, without limitation, CERCLA, RCRA and any other Environmental Law), (3) in any way related to the use, discharge, distribution, generation, manufacture, refinement, transportation, treatment, storage, handling, disposition, transfer, production, processing, presence, release and/or threatened release on, over, under, from, at, in and/or about the Mortgaged Property of any Hazardous Substance (whether caused by the action, inaction and/or omission of the Borrower or of any other Person), (4) in any way related to any personal injury (including, without limitation, wrongful death) and/or property damage (real or personal) arising out of and/or in any way related to such Hazardous Substance, (5) in any way related to any lawsuit instituted or threatened, settlement reached and/or government order relating to such Hazardous Substance and/or (6) in any way related to any violation of any reasonable policies and/or requirements of the Beneficiary which are based upon or in any way related to such Hazardous Substance. In case any action and/or proceeding is brought against the Beneficiary in connection with any Legal Requirement, the Borrower shall, upon notice from the Beneficiary, defend the same by counsel satisfactory to the Beneficiary. The Borrower shall promptly pay the cost of such defense. The foregoing indemnity shall survive the repayment in full of the Obligations. "ENVIRONMENTAL LAWS" means all Legal Requirements in connection with the environment, the use, discharge, distribution, generation, manufacture, refinement, transportation, treatment, storage, handling, disposition, transfer, production, processing, presence, release and/or threatened release of any industrial, toxic, hazardous, dangerous and/or environmental waste, contaminant, material, substance, pollutant and/or chemical (including, without limitation, any Hazardous Substance), including, without limitation, (A) the Comprehensive Environmental Response, Compensation and Liability Act (as amended and/or supplemented from time to time, "CERCLA"), (B) the Resource Conservation and Recovery Act (as amended and/or supplemented from time to time, "RCRA"), (C) the Federal Clean Water Act (as amended and/or supplemented from time to time, the "WATER Act") and (D) the Emergency Planning and Community Right to Know Act, as amended and/or supplemented from time to time. "HAZARDOUS SUBSTANCES" means (aa) the substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" and/or "solid waste" in
(y) CERCLA, RCRA and/or the Hazardous Materials Transportation Act, as amended and/or supplemented from time to time and (z) the regulations promulgated pursuant to any or all of the foregoing, (bb) the substances listed (y) in the United States Department of Transportation Table (49 C.F.R. Sections 72.101 - 172.102), as amended and/or supplemented from time to time and/or (z) at any time and from time to time by the Environmental Protection Agency (or any successor thereto) as hazardous substances (40 C.F.R. Sections 302.1 - 302.7),
(cc) any waste, contaminant, material, substance, pollutant and/or chemical which is or becomes regulated or defined as toxic, hazardous and/or dangerous under any other Legal Requirement (including, without limitation, any other Environmental Law) and (dd) any waste, contaminant, material, substance, pollutant and/or chemical which is (s) radon, (t) petroleum, (u) asbestos, (iv) polychlorinated biphenyls, (w) designated as a "hazardous substance" pursuant to the Water Act, (x) listed pursuant to Section 307 of the Water Act, (y) flammable and/or explosive and/or (z) radioactive.

                  (b) The Borrower shall keep or cause the Mortgaged Property to be kept free of Hazardous Substances. Without limiting the generality of the foregoing, the Borrower shall not cause or permit (whether by the action, inaction or omission of the Borrower or of any other Person) the use, discharge, distribution, generation, manufacture, refinement, transportation, treatment, storage, handling, disposition, transfer, production, processing, presence, release or threatened release of any Hazardous Substance on, over, under, from, at, in and/or about the Mortgaged Property (or any portion thereof). In the event that this Deed of Trust is foreclosed or the Borrower tenders a deed in lieu of foreclosure, the Borrower shall deliver the Mortgaged Property free of any and all Hazardous Substances.

                  11. LIMITATIONS OF USE. The Borrower shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction limiting the uses which may be made of any portion of the Land and/or the Improvements.

                  12. ESTOPPEL CERTIFICATES. The Borrower shall, within 10 days after request therefor, deliver to the Beneficiary a certificate, duly executed and acknowledged by the Borrower, (a) setting forth the amount due on this Deed of Trust, (b) stating whether any offsets, defenses and/or counterclaims exist in connection with the Obligations and (c) addressing such other matters in connection with the other Loan Documents as the Beneficiary may reasonably request.

                  13. ACTIONS BY THE BENEFICIARY TO PROTECT THE MORTGAGED PROPERTY; ETC. If the Borrower shall fail to (a) effect the insurance required under PARAGRAPH 7, (b) make the payments required under PARAGRAPH 8, (c) make any other payment required under the Credit Agreement, this Deed of Trust or any other Loan Document or (d) comply with any other term or covenant of any Loan Document, the Beneficiary may effect, pay or cure the same, as the case may be. All sums, including, without limitation, attorneys' fees and disbursements, so incurred by the Beneficiary or incurred by the Beneficiary (i) to sustain the lien or estate of this Deed of Trust or its priority (including, without limitation, the sums specified in PARAGRAPH 28), (ii) to protect or enforce any of the Beneficiary's rights under this Credit Agreement, this Deed of Trust or any Loan Document, or (iii) to recover or collect the Obligations, shall be a lien on the Mortgaged Property, shall be deemed secured by this Deed of Trust and shall be paid to the Beneficiary by the Borrower within 10 days after demand therefor (together with interest thereon at the Default Rate (as defined in the Credit Agreement), from the date the same was incurred to the date of the full payment thereof). In any action and/or proceeding to foreclose this Deed of Trust and/or to recover and/or collect the Obligations (or any portion thereof), the provisions of law respecting the recovery of costs, disbursements and/or allowances shall prevail unaffected by this covenant.

                  14.  ASSIGNMENT OF LEASES.

                  (a) Subject to the Intercreditor Agreement, pursuant to the assignment made by the Borrower in PARAGRAPH B of the Granting Clause of this Deed of Trust, Borrower hereby conveys, transfers and assigns to Beneficiary all Space Leases and the rents, revenues, issues, income or profits therefrom ("RENTS"). This assignment shall continue in effect until the satisfaction in full of the Obligations and this Deed of Trust is canceled or discharged of record; however, so long as no Default exists, Borrower shall have a license to collect, and may retain, use and enjoy the Rents as they become due, but not prior to accrual. Such license granted to Borrower shall be immediately revoked without further notice or demand upon the occurrence of a Default. The Borrower irrevocably appoints the Beneficiary its true and lawful attorney-in-fact, at any time and from time to time following the occurrence and during the continuance of a Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Borrower or otherwise, for the Rents and apply the same to the Obligations. The foregoing assignment of Rents is intended to be an absolute assignment from the Borrower to the beneficiary and not merely the passing of a security interest. The Rents are assigned absolutely by the Borrower to the Beneficiary for the benefit of the Beneficiary subject only to the terms of this Deed of Trust.

                  (b) The Borrower shall not execute or deliver or permit the execution or delivery of any Space Lease without the prior consent of the Beneficiary. The Borrower shall (a) perform and observe or cause to be performed and observed all covenants and agreements required to be performed or observed by the lessor under each Space Lease and (b) enforce the performance and observance of all covenants and agreements required to be performed or observed by the lessee under each Space Lease. The Borrower shall not (i) assign or permit the assignment of any Space Lease or the Rents to any Person other than to the Beneficiary, (ii) accept or permit the acceptance of a prepayment of rent under any Space Lease in excess of rent for one month, (iii) terminate, cancel or permit a surrender, termination or cancellation of any Space Lease, (iv) permit the assignment of the lessee's interest under any Space Lease or permit the subletting of the space demised by any Space Lease or (v) modify, amend or supplement or permit the modification, amendment or supplement of any Space Lease.

                  (c) To the extent permitted by law, upon the occurrence of any Default, the Beneficiary, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations secured hereby, may enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name, sue for or otherwise collect the Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, (including attorney=s fees and disbursements), to the payment of the Obligations secured hereby, and in such order as the Beneficiary may determine. The collection of the Rents or the entering upon and taking possession of the Mortgaged Property or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Default or notice thereof or invalidate any act done in response to such Default or pursuant to notice thereof. The Beneficiary is hereby absolved from all liability for failure to enforce collection of any Rents, and from all other responsibility in connection therewith.

                  (d) Nothing in this Deed of Trust shall be deemed to make the Beneficiary a "mortgagee-in-possession" or otherwise be construed to create a delegation to or assumption by the Beneficiary of the duties and obligations of the Borrower under any agreement or contract relating to the Mortgaged Property or any portion thereof, and all of the parties to any such contract shall continue to look to the Borrower for performance of all covenants and other obligations and the satisfaction of all representations and warranties of the Borrower thereunder, notwithstanding the assignment of Rents herein made or the exercise by the Beneficiary, prior to foreclosure, of any of its rights hereunder or under applicable law.

                  15. DISPOSITION OF THE MORTGAGED PROPERTY; ETC. (a) The Borrower shall not (whether voluntarily, involuntarily, by operation of law or otherwise) sell, convey, transfer or otherwise dispose of or suffer any other Person to sell, convey, transfer or otherwise dispose of all or any part of the Mortgaged Property or any interest therein. A sale, conveyance, transfer or other disposition of the Mortgaged Property shall include, without limitation
(i) any direct or indirect sale, conveyance, transfer or other disposition of all or any part of the Mortgaged Property or any interest therein, (ii) the execution of any lease for (a) the Mortgaged Property (or any portion thereof)(other than the Improvements) and/or (b) space in the Improvements covering space (in the aggregate) in excess of 2,000 square feet and (iii) any assignment, encumbrance, pledge, grant of security interest, conditional sale or title retention agreement in connection with the Personal Property.

                  (b) No interest (whether legal, beneficial or otherwise) in the Borrower or in any Person (at any tier) directly or indirectly owning any interest (whether legal, beneficial or otherwise) in the Borrower shall be pledged, encumbered, sold, conveyed, transferred or otherwise disposed of (whether voluntarily, involuntarily, by operation of law or otherwise). The Borrower shall not, without the prior consent of the Beneficiary, issue any additional stock or other equity interest.

                  (c) Notwithstanding anything to the contrary contained in PARAGRAPH 15(a), the Borrower shall have the right, at any time and from time to time, to remove and dispose of any of the Personal Property which is obsolete or no longer useful in the use, occupancy, maintenance, repair, replacement, restoration, operation, management and ownership of the Improvements, provided that the Borrower promptly replaces the same with other Personal Property which is (i) owned by the Borrower free of all mortgages, liens, charges, encumbrances and other matters of title and (ii) at least equal in quality, usefulness and value in connection with the use, occupancy, maintenance, repair, replacement, restoration, operation, management and ownership of the Improvements as the Personal Property that was removed and disposed of.

                  16. INTEREST AFTER A TAKING; AWARDS. The Beneficiary shall have the right to join the Borrower in adjusting and compromising any and all awards in connection with any Taking. All such awards shall be paid to the Beneficiary and shall be applied by the Beneficiary to the payment of the Obligations (notwithstanding the fact that the same may not then be due and payable).

                  17. ADDITIONAL COVENANTS.

                  (a) The Borrower shall not assign or permit the assignment of any of the Permits to any Person other than the Beneficiary.

                  (b) The Borrower shall not terminate, cancel or permit a surrender, termination or cancellation of any of the Permits or Permitted Encumbrances benefitting the Mortgaged Property.

                  (c) The Borrower shall not modify, amend or supplement or permit the modification, amendment or supplement of any of the Permits or Permitted Encumbrances benefitting the Mortgaged Property.

                  (d) The Borrower shall keep the Permits in full force and effect.

                  (e) The Borrower shall promptly notify the Beneficiary of the commencement and/or existence of any action, litigation, proceeding, claim and/or investigation against any of the Borrower's property (including, without limitation, the Mortgaged Property) or the Borrower.

                  (f) The Borrower shall deliver to the Beneficiary (a), promptly after the Borrower knows or has reason to know that any Default (as hereinafter defined) has occurred, a notice of such Default, describing the same in reasonable detail and (b), promptly after the Borrower knows or has reason to know that any event has occurred or failed to occur which with notice and/or the lapse of time could became a Default, a notice of such events, describing the same in reasonable detail.

                  18. DEFAULTS. If any one of the following defaults (a "DEFAULT") shall occur and be continuing:

                  (a) The occurrence of any default under the Credit Agreement or any other Loan Document or the breach of any of the terms or provisions of the Credit Agreement or any Loan Document, which default or breach continues beyond any period of grace, if any therein provided;

                  (b) The breach by the Borrower of any of the terms or provisions of this Deed of Trust; thereupon, the Beneficiary may declare the Obligations to be immediately due and payable from the Borrower, whereupon the same shall become immediately due and payable without presentment, demand, notice of dishonor, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  19. REMEDIES; ETC. (a) If a Default shall have occurred and be continuing, the Beneficiary may exercise all remedies set forth in the Credit Agreement and other Loan Documents, and the Beneficiary shall have all other rights and remedies of a mortgagee of a mortgage or beneficiary of a deed of trust (the power of sale permitted and provided by applicable statute including without limitation Texas Property Code, Section 51.002, or any successor statute, being hereby expressly granted by the Borrower to the Trustee and the Beneficiary) with respect to any or all of the Mortgaged Property, and to the extent permitted by law, personally or, to the extent permitted by law, by agents, with or without entry, the Beneficiary shall have the right and power to (or on its behalf, instruct the Trustee to):

                           (i) sell the Mortgaged Property (or any portion
                  thereof) to the highest bidder at public auction at a sale or sales held at such place and time and upon such notice or otherwise in such manner as may be required by law, or in the absence of any such requirement, as the Beneficiary may deem appropriate and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice, except such as may be required by law;

                           (ii) proceed to protect and enforce its rights under
                  the Credit Agreement, the Note, Bank One Letter of Credit or the Second Bank One Consent by suit for specific performance of any covenant herein contained or contained in the Credit Agreement, or in aid of the execution of any power herein granted or granted in the Credit Agreement , or for the foreclosure of this Deed of Trust and the sale of the Mortgaged Property (or any portion thereof) under the judgment or decree of a court of competent jurisdiction, or for the enforcement of other right as the Beneficiary shall deem most effectual for such purpose; and

                           (iii) enter upon and take immediate possession of the
                  real property included in the Mortgaged Property or any part thereof, to exclude the Borrower therefrom, to hold, use, operate, manage and control the real property included in the Mortgaged Property, to make all such repairs, replacements, alterations, additions and improvements to the Mortgaged Property or any part thereof as the Beneficiary may deem proper, and to demand, collect and retain the Rents as provided in paragraph 14 hereof.

                           (b) In any action to foreclose this Deed of Trust,
                  the Beneficiary, to the extent permitted by law, shall be entitled as a matter of right to the appointment of a receiver of the Mortgaged Property and/or of the rents, revenues, issues, income and/or profits thereof, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the Borrower.

                  (c) The Borrower, in the event of any Default, shall pay monthly in advance to the Beneficiary or to any receiver appointed at the request of the Beneficiary to collect the rents, revenues, issues, income and/or profits of the Mortgaged Property, the fair and reasonable rental value for the use and occupancy of the Mortgaged Property or of such portion thereof as may be in the possession of the Borrower. Upon default in the payment thereof, the Borrower shall vacate and surrender possession of the Mortgaged Property or such portion to the Beneficiary or to such receiver, and upon a failure so to do may be evicted by summary proceedings.

                  (d) In any sale under any provision of this Deed of Trust or pursuant to any judgment or decree of court, the Mortgaged Property, to the extent permitted by law, may be sold in one or more parcels, or as an entirety, and in such order as the Beneficiary may elect, without regard to the right of the Borrower or any Person claiming under the Borrower to the marshaling of assets. The purchaser at such sale shall take title to the property so sold free and discharged of the estate of the Borrower therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any Person, including, without limitation, the Beneficiary, may purchase at any such sale.

                  (e) The Borrower shall indemnify, defend and hold harmless the Beneficiary (and the affiliates, employees, agents, contractors, officers and directors of the Beneficiary) from and against any and all loss, cost, liability, expense, claim, suit, demand and judgment (including, without limitation, attorneys' fees and disbursements) in any way related to any action, litigation, proceeding, claim, investigation, demand, defense or assertion based on, grounded upon or resulting from any alleged or actual breach of any representation, warranty or certification made by the Borrower in the Credit Agreement, the Note, Bank One Letter of Credit or Second Bank One Consent, and in case any action and/or proceeding is brought against the Beneficiary in connection with any such breach, the Borrower shall, upon notice from the Beneficiary, defend the same by counsel satisfactory to the Beneficiary. The Borrower shall promptly pay the cost of such defense.

                  20 APPLICATION OF PROCEEDS. The proceeds of any sale made either under the power of sale hereby given or under a judgment subject to the Beneficiary's obligations under the Intercreditor Agreement, order or decree made in any action to foreclose or to enforce this Deed of Trust shall be applied:

                           (a) first to the payment of (i) all costs and expenses of such sale, including, without limitation, attorneys' fees and disbursements in the court of original jurisdiction and in any appellate proceedings and (ii) all charges, expenses and advances incurred or paid by the Beneficiary in order to protect the lien or estate of this Deed of Trust or the security afforded thereby;

                  (b) then to the payment of the Obligations (in such order and priority as the Beneficiary shall determine); and

                  (c) any surplus remaining to be paid to the Borrower or to whosoever may be lawfully entitled to receive the same.

                  21 NO JOINT VENTURE OR PARTNERSHIP. The relationship between the Borrower and the Beneficiary created hereby is strictly of debtor/creditor and nothing contained herein or in any other Loan Document shall be deemed or construed to create a joint venture or partnership between the Borrower and the Beneficiary.

                  22 WAIVERS BY THE BORROWER. The Borrower hereby waives, to the fullest extent permitted by law, (a) any and all rights and equities of redemption from sale under the power of sale created under this Deed of Trust and from sale under any judgment, order or decree of foreclosure of this Deed of Trust and all notice or notices of seizure and (b) the benefit of any and all exemption, valuation, appraisement, marshalling, stay and extension rights now or hereafter in force.

                  23 NO WAIVER. No failure to exercise, and no delay in exercising, and no course of dealing with respect to, any power, remedy or right under this Deed Waiver by the Beneficiary shall operate as a waiver thereof, nor shall any single or partial exercise by the Beneficiary of any power, remedy or right under this Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit , Second Bank One Waiver or any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other power, remedy or right. Each of the remedies provided herein are cumulative and not exclusive of any remedies provided by (a) law or (b) the Credit Agreement or (c) any of the other Loan Documents.

                  24 POWERS OF THE BENEFICIARY. Subject to the Intercreditor Agreement, the Beneficiary shall have the right, at any time and from time to time, to renew or to extend this Deed of Trust, or to alter or modify the same in any way, or to waive any of the terms, covenants or conditions hereof in whole or in part and shall have the right to release any portion of the Mortgaged Property or any other security, and to grant such extensions or indulgences in relation to the Obligations as the Beneficiary may determine without the consent of any junior lienor and without any obligation to give notice of any kind thereto and without in any manner affecting the priority or the lien hereof on any portion of the Mortgaged Property.

                  25. SUCCESSOR TRUSTEE; TRUSTEE'S POWERS; RECONVEYANCE BY TRUSTEE.

                  (a) The Trustee may resign in writing addressed to the Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed by the

Beneficiary. In case of the death, resignation or removal of the Trustee, a successor to the Trustee may be appointed by the Beneficiary without formality other than an appointment and designation in writing unless otherwise required by applicable law. Such appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this Deed of Trust will vest in the named successor trustee all the right, title and interest of the Trustee in all of the Mortgaged Property, and said successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee.

                  (b) At any time, or from time to time without liability therefor and without notice, upon written request of the Beneficiary and presentation of this Deed of Trust, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Mortgaged Property, the Trustee may
(a) reconvey any part of the Mortgaged Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or
(d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

                  (c) Upon written request of the Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to the Trustee for cancellation and retention and upon payment by the Borrower of the Trustee's fees, the Trustee shall reconvey to the Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the Real Property Collateral then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

                  26. RELATIONSHIP TO INTERCREDITOR AGREEMENT. The Borrower is contemporaneously herewith entering into an Amended and Restated Security Agreement, Patent and Trademark Security Agreement and this Deed of Trust with Bank One (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Bank One Collateral Documents") pursuant to which the Borrower shall grant to Bank One a security interest in the Collateral (as defined in the Credit Agreement) in order to secure all of the Borrower's obligations to Bank One in respect of the Note and Bank One Letter of Credit (the "Bank One Obligations"). Notwithstanding the date, manner, or order of attachment or perfection, the description of any collateral or security interests, liens, claims or encumbrances covered or granted by the Bank One Loan Documents (as defined in the Credit Agreement ) or the Bank One Collateral Documents, or any provision of the Uniform Commercial Code or other applicable law as in effect in any State, Bank One hereby agrees that its rights under the Bank One Collateral Documents are and shall be subordinate, to the extent and in the manner set forth in the Intercreditor Agreement, to all rights of the Agent under the Loan Documents, and that the Agent shall have at all times a Lien prior and superior to that of Bank One in all Collateral securing the Obligations under the Credit Agreement until the indefeasible payment in full, in cash, of all Obligations under the Credit Agreement. Bank One hereby reaffirms and admits to the validity and enforceability of the Intercreditor Agreement and its applicability to the Bank One Collateral Documents.

                  27. NOTICES. All notices, demands, consents, statements, requests, approvals and other communications hereunder (collectively, "NOTICES") shall be in writing. All notices shall be given in the manner provided in the Credit Agreement.

                  28. AMENDMENTS; ETC. This Deed of Trust cannot be terminated, cancelled, modified, amended, supplemented, waived or discharged except by an instrument in writing, duly acknowledged in form for recording, signed by the party against whom enforcement of such modification, charge or discharge is sought.

                  29. SECURITY AGREEMENT; FIXTURE FILING. This Deed of Trust shall be a security agreement and "fixture filing" under Article 9 of the Uniform Commercial Code as adopted by the State of Texas, as amended and/or supplemented from time to time. The Borrower irrevocably authorizes the Beneficiary to execute, in the Borrower's name, and to file any financing statement or continuation statement which the Deed of Trust deems necessary or advisable to preserve or maintain the priority of the lien hereof or to extend the effectiveness thereof, and the Borrower shall pay to the Beneficiary, pursuant to PARAGRAPH 13, any costs from time to time incurred by the Beneficiary for filing any such statement under such Code or under any other laws. After an event of Default occurs, Beneficiary may require Borrower to assemble the Personal Property Collateral and make it available to Beneficiary at a reasonably convenient place Beneficiary designates. Borrower authorizes each obligor on any Personal Property Collateral to make payment and performance to Beneficiary upon Beneficiary's demand, and payment or performance to Beneficiary will discharge the obligor's duty as if it had been rendered to Borrower, even if Borrower notifies the obligor that payment or performance should not be made to Beneficiary. Except for the safe custody of any Personal Property Collateral in its possession and accounting for money actually received by it, Beneficiary has no duty as to any Personal Property Collateral, including the duty to preserve rights against prior parties. Written notice to Borrower mailed 10 days prior to public or private sale is reasonable notice.

                  30. SUCCESSORS AND ASSIGNS. The provisions of this Deed of Trust (including, without limitation, the indemnities set forth in PARAGRAPH 10) shall run with the Land and shall bind the Borrower, its successors and assigns, and all subsequent encumbrances, tenants and subtenants of the Mortgaged Property (or any portion thereof), and shall inure to the benefit of the Beneficiary, its successors and assigns, and (notwithstanding anything to the contrary contained in any of the other Loan Documents) such indemnities shall survive the foreclosure of this Deed of Trust and repayment in full of the Obligations.

                  31. SEVERABILITY/CAPTIONS. If any provision of this Deed of Trust or the application thereof to any Person or circumstance shall, to any extent, be illegal, invalid and/or unenforceable, the remainder of this Deed of Trust or the application of such provision to Persons or circumstances other than those as to which it is illegal, invalid and/or unenforceable, as the case may be, shall not be affected, and each provision of this Deed of Trust shall be legal, valid and enforceable to the extent permitted by law. The illegality, invalidity and/or unenforceability of any provision of this Deed of Trust in any jurisdiction shall not affect the



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legality, validity and/or enforceability thereof in any other jurisdiction. The captions or headings at the beginning of each paragraph hereof are for the convenience of the parties and are not part of this Deed of Trust.

                  32. INVALIDITY OF CERTAIN PROVISIONS. If the lien or estate of this Deed of Trust is invalid or unenforceable as to any part of the Obligations, the unsecured or partially secured portion of such indebtedness shall be paid completely prior to the payment of the remaining and secured or partially secured portion thereof, and all payments made on such indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been paid on and applied first to the full payment of that portion thereof that is not secured or fully secured by the lien or estate of this Deed of Trust.

                  33. MERGER / CONFLICTS. This Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit, Second Bank One Waiver and the other Loan Documents constitute the entire understanding between the Borrower and the Beneficiary with respect to the transactions contemplated by this Deed of Trust, and any and all other agreements, understandings and statements (oral or written) between the Borrower and the Beneficiary in connection therewith are merged into this Deed of Trust and the other Loan Documents. In case of any conflict or inconsistency between any provision of this Deed of Trust, the Credit Agreement, the Note, Bank One Letter of Credit, Second Bank One Waiver or any other Loan Document, the provision which is more protective or more favorable to the Beneficiary shall control.

                  34. FAIR MARKET VALUE FOR CALCULATING DEFICIENCIES. If Beneficiary sues Borrower, any other party obligated on the Note or Bank One Letter of Credit or any guarantor of the Note or Bank One Letter of Credit to collect any deficiency owing after foreclosure of the Mortgaged Property, "fair market value" of the Mortgaged Property under Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time) (the "Deficiency Statutes") will be determined as follows:

                  (a) Any valuation of the Mortgaged Property will be based on "as is" condition on the foreclosure date, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure.

                  (b) Any valuation will assume that the foreclosure purchaser desires resale of the Mortgaged Property for cash promptly (but no later than twelve months) following the foreclosure sale.

                  (c) All reasonable closing costs customarily borne by the seller in a commercial real estate transaction, including brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorney's fees, and marketing costs, will be deducted from the gross fair market value of the Mortgaged Property.



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

                  (d) Any valuation will further discount the gross fair market value of the Mortgaged Property to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including utilities expenses, property management fees, taxes and assessments, and other maintenance expenses.

                  (e) Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons who have at least five years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.

         IN WITNESS WHEREOF, the Borrower has duly executed and delivered this Deed of Trust as of the day and year first above written.


                                         TELXON CORPORATION


                                         By:  /s/ Gerald J. Gabriel
                                            ------------------------------------

                                         Name:  Gerald J. Gabriel
                                              ----------------------------------

                                         Title:  Sr. V\.P., Financial Operations
                                               ---------------------------------

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



                                 ACKNOWLEDGMENT

State of OHIO
County of SUMMIT

This instrument was acknowledged before me on the __ day of April, 1999 by GERALD J. GABRIEL___________, SR. V.P. FINANCIAL OPERATIONS______ of Telxon Corporation, a __DELAWARE________ corporation on behalf of said corporation.

                                            /S/ ELIZABETH A. STAPLES___________
                                            Notary Public, State of _OHIO_______
                                            ELIZABETH A. STAPLES
                                            NOTARY PUBLIC - STATE OF OHIO
                                            My commission Has No Expiration Date
                                            Section 147.03 R.C.


Name and Mailing Address                    Name and Mailing Address
of Trustee:                                 of Beneficiary:

First American Title Insurance Company      Bank One, NA
1500 Dairy Ashford                          100 E. Broad Street
Houston, TX 77077                           Columbus OH 43271



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